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                              SCHEDULE 13E-3/A-1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        Rule 13e-3 Transaction Statement

(Pursuant to Section 13(e) of the Securities Exchange Act of 1934 and Rule 13e-3 (section 240.13e-3) thereunder)

               NEW ENERGY COMPANY OF INDIANA LIMITED PARTNERSHIP
               -------------------------------------------------
                              (Name of the Issuer)

                               Carl H. Lindner
                              -----------------
                    (Name of the Person Filing Statement)

                     UNITS OF LIMITED PARTNERSHIP INTERESTS
                     --------------------------------------
                         (Title of Class of Securities)

                                      NONE
                   -------------------------------------------
                      (CUSIP Number of Class of Securities)

        James C. Kennedy, One East Fourth Street, Cincinnati, Ohio 45202
        ----------------------------------------------------------------
                                 (513) 579-2538

 (Name, Address and Telephone Number of Person Authorized to Receive Notices and
             Communications on Behalf of Person(s) Filing Statement)

     This statement is filed in connection with (check the appropriate box):

     a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A.

     b. [ ] The filing of a registration statement under the Securities Act of 1933.

     c.  [ ]  A tender offer.

     d.  [ ]  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

Calculation of Filing Fee

--------------------------------------------------------------------------------

           Transaction valuation*               Amount of filing fee
           $9,034,800                           $1,807

--------------------------------------------------------------------------------

[x] Check box if any part of the fees is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the Date of its filing.

Amount previously paid:    $1,807
Form or Registration No.:  Schedule 14A
Filing Party:              New Energy Corporation of Indiana
Date Filed:                July 22, 1997


--------

         *$9,034,800 is the total consideration to be received by the Issuer under the proposed transaction.


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                            PRELIMINARY STATEMENT


        The Rule 13e-3 transaction (the "Transaction") with respect to which this Rule 13e-3 Transaction Statement is filed involves a transaction subject to Regulation 14A. The information contained in the Proxy Statement (the "Proxy Statement") filed by New Energy Corporation of Indiana (the "Corporation"), the sole general partner of New Energy Company of Indiana Limited Partnership (the "Company"), with the Securities and Exchange Commission on July 22, 1997, as amended September 19, 1997, October 8, 1997 and October 23, 1997 pursuant to Regulation 14A is hereby incorporated by reference into this Rule 13e-3 Transaction Statement and is attached hereto as Exhibit 1. A Cross-Reference Sheet showing the location of information in the Proxy Statement required to be included in response to items of this Rule 13e-3 Transaction Statement is attached hereto as Exhibit 5.


ITEM 1.  ISSUER AND CLASS OF SECURITIES SUBJECT TO THE TRANSACTION.

         (a) The issuer of the class of securities subject to the Transaction is New Energy Company of Indiana Limited Partnership, 3201 West Calvert Street, South Bend, Indiana 46613 (Telephone (219) 233-3116).

         The sole general partner of the Company is the Corporation. The Corporation was incorporated under the laws of the State of Indiana in December, 1979. The Corporation has no subsidiaries and conducts no business other than serving as the general partner of the Company and managing the Company's affairs.

         (b) The exact title of the securities subject to the Transaction is "Units of Limited Partnership Interests," hereinafter referred to as Limited Partner Units. As of June 30, 1997, there were 6399 Limited Partner Units issued and outstanding held by 3275 holders of record excluding the Special Limited Partnership interest.

         (c) The Limited Partner Units are not traded on any exchange and there is no established trading market for the Limited Partner Units.

         (d) No cash distributions have been paid to holders of the Limited Partner Units during the past two years. Restrictive covenants in the Company's loan agreements prohibit the payment of cash distributions. Information regarding the restrictions on the Company's use of cash and distributions is incorporated by reference to "INFORMATION CONCERNING THE COMPANY-
Capitalization," pages 33-35, of the Proxy Statement.

         (e)      Not applicable.

         (f) The Corporation purchased for $250 each two Limited Partner Units on January 27, 1995, from Limited Partners that desired to abandon their Limited Partner Units. To the Purchaser's and Mr. Lindner's knowledge, other than the aforementioned transactions, neither the Company, the Purchaser, Mr. Lindner nor their affiliates has purchased Limited Partner Units since the commencement of the Company's second full fiscal year preceding the date of this Rule 13e-3 Transaction Statement. The Corporation has become owner of approximately 62 Limited Partner Units by transfer of the Limited Partner Units from Limited Partners seeking to abandon their interests in the Company.

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Other information required by this item is incorporated herein by reference to
"OTHER TRANSACTIONS," pages 28-29, of the Proxy Statement.

         Neither Corn Energy, Carl H. Lindner nor any affiliate of them has had any transactions in Limited Partner Units since January 1, 1995.

ITEM 2.  IDENTITY AND BACKGROUND.

         (a) Corn Energy, Inc., an Indiana corporation, may be deemed to be an affiliate of the Issuer. Corn Energy's address is One East Fourth Street, Cincinnati, Ohio 45202. Corn Energy was incorporated to acquire the assets of the Issuer and has no other business.

         Corn Energy's sole director is Rodger M. Miller and its executive officers are Rodger M. Miller, President and Treasurer, and James C. Kennedy, Secretary.

         Corn Energy common stock is the only voting security it has outstanding. It is owned by Carl H. Lindner (51%) and American Annuity Group, Inc. (49%). American Annuity Group is an 81%-owned subsidiary of American Financial Group, Inc. ("AFG").

         Mr. Lindner, family members and trusts for their benefit beneficially own approximately 45% of AFG's outstanding common stock. Mr. Lindner is the Chairman of the Board and Chief Executive Officer of AFG and may be deemed to be the beneficial owner of the equity securities held by AFG and its subsidiaries. AFG beneficially owns approximately 43% of the common stock of Chiquita Brands International, Inc., of which Mr. Lindner is also Chairman of the Board and Chief Executive Officer. Chiquita beneficially owns approximately 28% of the common stock of the general partner of the issuer and representatives of Chiquita comprise a majority of the directors of such general partner. Mr. Lindner shares with Chiquita voting and investment power with respect to the shares of the Corporation owned by Chiquita and is the controlling person of Chiquita. Mr. Lindner does not beneficially own any shares of the Corporation other than through Chiquita.

         (b) The business address of each of Messrs. Lindner, Miller and Kennedy is One East Fourth Street, Cincinnati, Ohio 45202.

         (c) and (d) Mr. Lindner - Chairman of the Board and Chief Executive Officer of AFG and its predecessor companies, American Financial Corporation and American Premier Underwriters, Inc. for more than five years.

         Mr. Miller - Executive Vice President of American Money Management Corporation, a wholly-owned subsidiary of AFG for more than five years.

         Mr. Kennedy - Deputy General Counsel and Secretary of AFG and American Financial Corporation for more than five years.

         None of Messrs. Lindner, Miller or Kennedy has been convicted in a criminal proceeding (other than traffic violations and similar misdemeanors) nor has any of them been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction that resulted in a



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judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws. Each is a U.S. citizen.

ITEM 3.  PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS.

         (a)(1)   None.

         (a)(2) The information required to be disclosed under this item respecting the Corporation is hereby incorporated by reference to "SPECIAL FACTORS - Background of the Transaction," "MANAGEMENT OF COMPANY AND CORPORATION," "STOCK OWNERSHIP OF THE CORPORATION-Executive Compensation," and "OTHER TRANSACTIONS," pages 6-10, 22-23, 23-24, and 28-29, respectively, of the Proxy Statement.

         (b) The information required to be disclosed under this item respecting the Corporation is hereby incorporated by reference to "SPECIAL
FACTORS-Background of the Transaction," "MANAGEMENT OF COMPANY AND CORPORATION," "STOCK OWNERSHIP OF THE CORPORATION - Executive Compensation," "OTHER TRANSACTIONS," and "THE AGREEMENT - THE TRANSACTION ASSURANCE AGREEMENT" pages 6-10, 22-23, 23-24, and 28-29, respectively, of the Proxy Statement.

ITEM 4.  TERMS OF THE TRANSACTION.

         (a) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

         (b) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION - Plan of Liquidation" and "TAX CONSEQUENCES", pages 27-28 and 30-32, respectively, of the Proxy Statement.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

         (a) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

         (b) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

         (c) Not applicable.


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         (d) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

         (e) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

         (f) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

         (g) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

ITEM 6.  SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION.

         (a) The information required to be disclosed in this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION" and "INFORMATION CONCERNING THE PURCHASER", pages 25-28 and 33, respectively, of the Proxy Statement.

         (b) The Company will pay all costs associated with the Rule 13e-3 Transaction except that the Corporation will pay for the Duff & Phelps LLC fairness opinion. Further information required to be disclosed by this item is hereby incorporated by reference to "OPINION OF DUFF & PHELPS LLC," pages 12-14, of the Proxy Statement. The following is an itemized statement of expenses incurred or estimated to be incurred in connection with the Rule 13e-3
Transaction:

                  Type                                        Amount
                  ----                                        ------

                  Filing Fees                                 $   1,807
                  Legal Fees                                    200,000
                  Accounting Fees                                50,000
                  Solicitation and Ballot Tally Expenses         15,000
                  Printing Costs                                 25,000
                  Partner Meeting Expenses                        5,000

         (c)      Not applicable.

         (d)      Not applicable.


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ITEM 7.  PURPOSES, ALTERNATIVES, REASONS AND EFFECTS.

         (a) The information required to be disclosed in this item is hereby incorporated by reference to "SPECIAL FACTORS - Reasons for the Transaction," pages 10-12, of the Proxy Statement.

         (b) The information required to be disclosed in this item is hereby incorporated by reference to "SPECIAL FACTORS - Reasons for the Transaction" and "Background of the Transaction" and "SPECIAL FACTORS - Fairness of the Transaction," pages 10-12 and 6-10, respectively, of the Proxy Statement.

         (c) The information required to be disclosed in this item is hereby incorporated by reference to "SPECIAL FACTORS - Reasons for the Transaction" and "Background of the Transaction," pages 10-12 and 6-10, respectively, of the Proxy Statement.

         (d) The information required to be disclosed in this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTIONS" " SPECIAL FACTORS-Benefits and Detriments to the Company, Affiliates and Limited Partners " and "TAX CONSEQUENCES," pages 25-28, 13 and 30-32, respectively, of the Proxy Statement.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

         (a) The information required to be disclosed in this item is hereby incorporated by reference from "SPECIAL FACTORS - Fairness of the Transaction," pages 13-14 of the Proxy Statement.

         (b) The information required to be disclosed in this item is hereby incorporated by reference from "OPINION OF DUFF & PHELPS LLC" and "SPECIAL FACTORS - Background of the Transaction," pages 14-20 and 6-10, respectively, of the Proxy Statement.

         (c) The information required to be disclosed in this item is hereby incorporated by reference to "GENERAL - Voting; Vote Required," page 2 of the Proxy Statement.

         (d) The information required to be disclosed in this item is hereby incorporated by reference from "SPECIAL FACTORS - Fairness of the Transaction," pages 13-14 of the Proxy Statement.

         (e) The Company does not have directors. Each of the Corporation's directors has voted for the Rule 13e-3 Transaction.


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         (f) The information required to be disclosed in this item is hereby incorporated by reference from "SPECIAL FACTORS - Background of the Transaction," pages 6-10, of the Proxy Statement.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

         (a) The information required to be disclosed by this item is hereby incorporated by reference to "SPECIAL FACTORS - Background of the Transaction" and "OPINION OF DUFF & PHELPS LLC," pages 6-10 and 14-20, respectively, of the Proxy Statement.

         (b) The information required to be disclosed by this item is hereby incorporated by reference to "SPECIAL FACTORS - Background of the Transaction" and "OPINION OF DUFF & PHELPS LLC," pages 6-10 and 14-20, respectively, of the Proxy Statement.

         (c) A copy of the Duff & Phelps LLC opinion shall be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested equity security holder of the Company or his or her representative who has been so designated in writing. See "INCORPORATION BY REFERENCE," page 45, of the Proxy Statement.

ITEM 10. INTEREST IN SECURITIES OF ISSUER.

         (a) Certain of information required to be disclosed in this item is hereby incorporated by reference to "LIMITED PARTNER UNIT OWNERSHIP," page 24, of the Proxy Statement. To the Purchaser's and Mr. Lindner's knowledge, no Limited Partner Units are owned by any pension, profit sharing or similar plan of the Company, Purchaser, Mr. Lindner or their affiliates, executive officers, directors and their associates, or any subsidiary thereof.

         (b) To the Purchaser's and Mr. Lindner's knowledge, no transactions respecting the Limited Partner Units have occurred within the past sixty days by any individuals or entities named in response to paragraph (a) of this response.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER's SECURITIES.

          The information required to be disclosed in this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION, ""OTHER TRANSACTIONS" and "MANAGEMENT OF COMPANY AND CORPORATION," pages 25-28, 28-29 and 22-23, respectively, of the Proxy Statement.


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ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO
         THE TRANSACTION.

         (a) Except as set forth below, the Transaction does not require the sale or tender of Limited Partner Units of the Company. As part of the Transaction however, the Corporation will contribute its Limited Partner Units to the Company, after which they will be canceled. Pursuant to the Company's Amended and Restated Limited Partnership Agreement, the Corporation will not vote its Limited Partner Units. The holders of the Company's other securities will not vote as part of the Corporation's solicitation of Limited Partner approval for the Transaction, but such holders have or will consent to the Transaction. Other information required by this item respecting holders of other Company securities is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 27-28, of the Proxy Statement.

         (b) Each director of the Corporation has voted in support of the Transaction. To the knowledge of the Corporation, other than the aforementioned votes and consents, no recommendation in support of or opposition to the Transaction has been or will be made by any such persons.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

         (a) Under the Indiana Revised Uniform Limited Partnership Act no appraisal or dissenters' rights are provided to Limited Partners. No such appraisal or dissenters' rights are provided by the Amended and Restated Limited Partnership Agreement of the Company and none are being accorded voluntarily by the Purchaser or Mr. Lindner in connection with the Transaction. See also "GENERAL - Appraisal Rights," page 3 of the Proxy Statement, incorporated herein by reference.

         (b) Not applicable.

         (c) Not applicable.

ITEM 14. FINANCIAL INFORMATION.

         (a) (1) The information required to be disclosed in this item is hereby incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1996 as amended September 18, 1997, attached hereto as
Exhibit 2.

             (2) The information required to be disclosed in this item is hereby incorporated by reference to the Company's Quarterly Report on Form 10-Q, for the quarter ended March 31, 1997 as amended September 18, 1997, attached hereto as Exhibit 3.



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             (3) The Company's ratio of earnings to fixed charges for the two most recent fiscal years and the three months ended March 31, 1997, are incorporated by reference to "INFORMATION ABOUT THE COMPANY - Financial Information" on pages 35-36 of the Proxy Statement.
             (4) The information required to be disclosed in this item is hereby incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1996 as amended September 18, 1997, attached hereto as
Exhibit 2, and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 as amended September 18, 1997, attached hereto as Exhibit 3.

         (b) Not applicable.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

         (a) The information required to be disclosed in this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION" and "GENERAL -Introduction," pages 25-28 and 1, respectively, of the Proxy Statement. In addition, the Purchaser of the Company's assets has contractually agreed to hire and retain all the Company's employees.

         (b) Proxies may be solicited by directors, officers or employees of the Corporation and employees of the Company without additional compensation in connection with the Transaction. No other individuals or entities will be retained for the purpose of making solicitation or recommendation in connection with the Transaction.

ITEM 16. ADDITIONAL INFORMATION.

         Not applicable.


ITEM 17. INDEX TO EXHIBITS
         Exhibit 1: Proxy Statement, dated July 22, 1997 as amended September 19, 1997, October 8, 1997 and October 23, 1997 with all exhibits thereto including, without limitation, the Duff & Phelps LLC Fairness Opinion;




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                           the Agreement and Plan of Complete Liquidation and
                           Dissolution and related Transfer Agreement, filed on July 22, 1997 as amended September 19, 1997,
                           October 8, 1997 and October 23, 1997 and incorporated herein by reference.


         Exhibit 2: New Energy Company of Indiana Limited Partnership, Form 10-K for the fiscal year ended December 31, 1996 filed on March 27, 1997 as amended September 18, 1997 and incorporated herein by reference.

         Exhibit 3: New Energy Company of Indiana Limited Partnership Form 10-Q for the quarter ending March 31, 1997, filed on May 15, 1997 as amended September 18, 1997 and incorporated herein by reference.

         Exhibit 4: Form of Oral Solicitation to be used by employees of the Corporation and the Company.

         Exhibit 5:        Cross-Reference Sheet


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                                    SIGNATURE

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                           October 23, 1997
                                           -------------------------------------
                                                    (Date)


                                           Corn Energy, Inc.

                                           By: /s/ Rodger M. Miller
                                           -------------------------------------
                                                    (Signature)

                                                    Rodger M. Miller
                                           -------------------------------------
                                                      President
                                           -------------------------------------
                                                    (Name and Title)

                                           Carl H. Lindner

                                           By:  /s/ Carl H. Lindner
                                           -------------------------------------
                                                    (Signature)

                                                    Carl H. Lindner
                                           -------------------------------------




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